UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 21, 2020

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cooper-Standard Holdings Inc. (the "Company") was held on May 21, 2020.  A total of 16,884,542 shares of common stock were eligible to vote at the Annual Meeting.  The matters voted on at the Annual Meeting and the results of the vote were as follows:

Proposal 1.    Election of Directors

The following individuals were elected to the Board of Directors for a term of one year, expiring at the 2021 Annual Meeting of stockholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

John G. Boss	15,482,087	99,821	8,434	650,317
Jeffrey S. Edwards	15,311,284	273,736	5,322	650,317
Richard J. Freeland	15,481,848	100,055	8,439	650,317
Adriana E. Macouzet-Flores	15,486,011	95,898	8,433	650,317
David J. Mastrocola	15,477,652	106,989	5,701	650,317
Justin E. Mirro	15,403,769	179,619	6,954	650,317
Robert J. Remenar	15,316,154	267,739	6,449	650,317
Sonya F. Sepahban	15,415,480	168,424	6,438	650,317
Thomas W. Sidlik	15,351,102	233,913	5,327	650,317
Stephen A. Van Oss	15,212,072	371,816	6,454	650,317
The nominations were made by the Board of Directors and no other nominations were made by any stockholder.

Proposal 2.    Advisory Vote on Named Executive Officer Compensation

The stockholders voted on an advisory basis to approve the compensation of the named executive officers, as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,934,306	1,641,940	14,096	650,317

Proposal 3.    Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,956,751	281,415	2,493	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cooper-Standard Holdings Inc.

/s/ Joanna M. Totsky
Name:	Joanna M. Totsky
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: May 26, 2020